EXHIBIT 31.2

CERTIFICATION BY CHIEF EXECUTIVE OFFICER

PURSUANT TO RULE 13A-14(A)/15(D)-14(A)

I, Jason F. Griffith, certify that:

1.  I have reviewed this annual report on Form 10-K of Amerigo Energy, Inc. for the fiscal year ended December 31, 2013;

2. Based  on my knowledge, this report does not contain any untrue statement of a material  fact  or  omit  to  state  a  material  fact  necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.  Based  on  my  knowledge,  the  financial  statements, and other  financial information included in this report, fairly present  in  all  material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.  I am responsible for establishing and maintaining disclosure  controls  and procedures  (as  defined in Exchange Act Rules 13a-15(e) and 15d-14(e)) for the registrant and have:

a) designed such disclosure  controls and procedures, or caused such disclosure controls and procedures to be  designed  under  our supervision, to ensure that material  information relating to the registrant,  including  its  consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) designed  such  internal  control  over  financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to  provide  reasonable  assurance  regarding  the   reliability  of  financial reporting and the preparation of financial statements  for external purposes in accordance with generally accepted accounting principles;

c)  evaluated  the  effectiveness of the registrant's disclosure  controls  and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls  and procedures, as of the end of the period covered by this report based on such evaluation; and

5. I have disclosed, based on  my  most  recent  evaluation of internal control over financial reporting, to the registrant's auditors  and the audit committee of  the registrant's board of directors (or persons performing  the  equivalent functions):

a) all  significant  deficiencies  and  material  weaknesses  in  the design or operation  of  internal  control  over financial reporting which are reasonably likely  to  adversely  affect  the registrant's  ability  to  record,  process, summarize and report financial information; and

b)  any  fraud, whether or not material,  that  involves  management  or  other employees who have a significant role in the registrant's internal control over financial reporting.

Date:  April 2, 2014

/s/ Jason F. Griffith

Chief Financial Officer

(Principal Financial Officer)